UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

IMMUCELL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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EXPLANATORY NOTE

On April 29, 2019, ImmuCell Corporation (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Original Proxy Card”) for the Company’s 2019 Annual Meeting of Stockholders with the Securities and Exchange Commission (“SEC”). The Proxy Statement was filed in connection with the Company’s 2019 Annual Meeting of Stockholders to be held on June 13, 2019 (the “Annual Meeting”). This supplement to the Proxy Statement and Original Proxy Card is being filed to add a new Proposal 4 that is soliciting a non-binding, advisory vote from Company stockholders on the frequency with which the Company’s stockholders shall have an advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 4”). Other than the changes described in this supplement which adds Proposal 4, makes other conforming changes to the Proxy Statement and the Original Proxy Card and updates the Notice of Annual Meeting, no other changes have been made to the Proxy Statement or the Original Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company stockholders for the proposals to be voted on at the Annual Meeting.

Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This supplement should be read together with the Proxy Statement, which should be read in its entirety.

IMMUCELL CORPORATION

SUPPLEMENT TO PROXY STATEMENT

FOR

2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 13, 2019

This Proxy Statement Supplement (the “Supplement”) supplements and amends the original definitive proxy statement of ImmuCell Corporation ( the “Company”, “ImmuCell”, “we”, or “our”), dated May 1, 2019 (the “Proxy Statement”) for the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to (i) add a new Proposal 4 to the Proxy Statement that provides for a non-binding, advisory vote of Company stockholders on the frequency with which the Company’s stockholders shall have the advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 4”), (ii) update the Notice of Annual Meeting to add the new Proposal 4 (the “Updated  Notice”) and (iii) make additional changes to the Proxy Statement resulting from the addition of new Proposal 4. As previously disclosed in the Proxy Statement, the Annual Meeting is being held at our executive offices at 56 Evergreen Drive, Portland, Maine 04103 on June 13, 2019, at 3:00 p.m. (Eastern).

This Supplement relates to the new Proposal 4 to be considered by stockholders at the Annual Meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement. If you would like to receive another copy of the Proxy Statement, please contact the Company at Secretary, ImmuCell Corporation, 56 Evergreen Drive, Portland, Maine 04103.

This Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. This Proxy Statement Supplement, the Updated Notice of Annual Meeting attached hereto as Appendix A and a revised proxy card (the “Revised Proxy Card”) are being made available on or about May 13, 2019 to all stockholders entitled to vote at the Annual Meeting.

We urge stockholders of record to vote on all four proposals by submitting a Revised Proxy Card. If you return an executed Revised Proxy Card without marking your instructions with regard to the matters to be acted upon, the proxy holders will vote “FOR” the election of director nominees set forth in the Proxy Statement, “FOR” the approval of Proposals 2 and 3, and “EVERY YEAR” on Proposal 4.

If you have already voted and do not submit a Revised Proxy Card, your previously submitted proxy will be voted at the Annual Meeting with respect to Proposals 1, 2 and 3 but will not be counted in determining the outcome of Proposal 4.

PLEASE NOTE THAT IF YOU SUBMIT A REVISED PROXY CARD IT WILL REVOKE ALL

PROXY CARDS PREVIOUSLY SUBMITTED, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE REVISED PROXY CARD.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

Information contained in this Supplement relates to Proposal 4 that will be presented to stockholders at the Annual Meeting. Information regarding Proposals 1, 2 and 3 that will be presented to stockholders at the Annual Meeting can be found in the Proxy Statement as originally filed with the SEC on April 29, 2019.

Please note that we strongly encourage you to read this Supplement and to vote on Proposal 4.

Vote Required; Effect of Abstentions and Broker Non-Votes.

A plurality of votes cast will be used to determine the results of the non-binding advisory vote on Proposal 4. Brokers cannot vote on their customers’ behalf on “non-routine” proposals such as Proposal 4. Because brokers require their customers’ direction to vote on such non-routine matters, it is critical that stockholders provide their brokers with voting instructions. If you hold your shares in street name and do not provide voting instructions to your bank, broker or other custodian, your shares will not be voted on Proposal 1, Proposal 2 or Proposal 4 (a “broker non-vote”).  Because a plurality of votes cast will be used to determine the results of the non-binding advisory vote, abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal 4. Abstentions, however, are counted towards establishing a quorum for the Annual Meeting.

Revocation of Proxies/Voting of Shares.

Any stockholder giving a proxy may revoke it at any time before the votes are counted at the Annual Meeting by (i) submission of a later dated proxy, (ii) providing a written notice of revocation to our Corporate Secretary at ImmuCell Corporation, 56 Evergreen Drive, Portland, Maine 04103, prior to your shares being voted, or (iii) attending the Annual Meeting and voting in person. Unless so revoked, the shares represented by such proxies or voting instructions will be voted at the Annual Meeting and all adjournments or postponements of the Annual Meeting. Proxies solicited on behalf of the Board will be voted in accordance with the directions given.

PROPOSAL 4

NON-BINDING, ADVISORY VOTE REGARDING THE FREQUENCY OF VOTING ON THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Exchange Act, the Company is providing stockholders with a non-binding, advisory vote on the frequency with which the Company’s stockholders shall have the advisory, non-binding “say-on-pay” vote on compensation paid to our named executive officers provided for in Proposal 2, as set forth in the Proxy Statement.

Our stockholders voted on a similar proposal at our annual meeting of stockholders in 2013, with a majority of the votes cast voting to hold the say-on-pay vote every year. Since 2013, we have held the say-on-pay vote at every annual meeting, including this Annual Meeting.

The Board of Directors believes it is in the best interest of the Company to continue to hold say-on-pay votes every year and recommends that you vote for future advisory votes on the compensation paid to our named executive officers to occur every year.

The Company is presenting this Proposal 4, which gives you as a stockholder the opportunity to inform the Company as to how often you wish us to include a proposal, similar to Proposal 2 “say-on-pay,” in our proxy statement. In particular, we are asking whether the advisory vote on the compensation paid to our named executive officers should occur every year, every two years or every three years. The Company asks that you support a frequency period of every year for future non-binding, advisory stockholder votes on the compensation paid to our named executive officers.

Vote Required

Your vote on this Proposal 4 is an advisory vote, which means that the Company and the Board are not required to take any action based on the outcome of the vote. However, our Board values the opinions of our stockholders and to the extent there is any significant vote in favor of one frequency over the other options, we will consider our stockholders’ sentiment and the Board will evaluate any appropriate next steps.

Board Recommendation

☐	THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO CONDUCT FUTURE ADVISORY VOTES ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS EVERY YEAR.

IF YOU HAVE ALREADY VOTED, YOUR VOTES WILL BE COUNTED WITH RESPECT TO PROPOSALS 1, 2 AND 3. HOWEVER, WE URGE YOU TO CAST YOUR VOTE ON ALL FOUR PROPOSALS USING THE REVISED PROXY CARD EVEN IF YOU HAVE PREVIOUSLY CAST YOUR VOTE ON PROPOSALS 1, 2 AND 3 AS DESCRIBED IN OUR PROXY STATEMENT DATED MAY 1, 2019.

* * * * *

Important Notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on June 13, 2019: The Updated Notice, Proxy Statement, the Proxy Statement Supplement and Annual Report on Form 10-K are available by viewing the “Investors” section of the Company’s website at www.immucell.com.  Such materials may also be obtained without charge by writing to the Company at Secretary, ImmuCell Corporation, 56 Evergreen Drive, Portland, Maine 04103.

Appendix A

UPDATED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held June 13, 2019

TO THE STOCKHOLDERS OF IMMUCELL CORPORATION:

This updated notice is hereby given that the Annual Meeting of Stockholders of ImmuCell Corporation (the “Company”) will be held in person at the Company’s offices at 56 Evergreen Drive, Portland, Maine 04103, on June 13, 2019, at 3:00 p.m. (eastern), for the following purposes, which now include a new Proposal 4, as more fully described in the proxy statement (the “Proxy Statement”) and the supplement to the Proxy Statement:

1.	Election of Directors: To elect a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified (Proposal One);

2.	Advisory Vote to Approve Executive Compensation: To consider a nonbinding advisory resolution on the Company’s executive compensation program (Proposal Two);

3.	Ratification of the Appointment of the Independent Registered Public Accounting Firm: To ratify the selection by the Audit Committee of the Board of Directors of Wipfli LLP as our Independent Registered Public Accounting Firm for the year ending December 31, 2019 (Proposal Three);

4.	Advisory Vote on Frequency of Advisory Vote to Approve Executive Corporation: To conduct a vote, on an advisory basis, on whether the compensation paid to our named executive officers should be submitted to stockholders for an advisory vote every one, two or three years (Proposal Four); and

5.	Other Business: To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof, including approving any such adjournment or postponement, if necessary.

Only stockholders of record at the close of business on April 17, 2019 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

Important Notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on June 13, 2019: The Updated Notice, Proxy Statement, Proxy Statement Supplement and Annual Report on Form 10-K are available by viewing the “Investors” section of the Company’s website at www.immucell.com. Such materials may also be obtained without charge by writing to the Company at Secretary, ImmuCell Corporation, 56 Evergreen Drive, Portland, Maine 04103.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, WE URGE YOU TO CAST YOUR VOTE AND SUBMIT YOUR REVISED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

Your attention is called to the accompanying Proxy Statement Supplement.

By Order of the Board of Directors

May 13, 2019	Michael F. Brigham
Corporate Secretary

IMMUCELL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

DIRECTORS FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON JUNE 13, 2019

The undersigned stockholder(s) of ImmuCell Corporation (the “Company”), do(es) hereby appoint Mr. Michael F. Brigham and Ms. Elizabeth S. Toothaker, or either of them, true and lawful proxy or proxies, with full power of substitution in each, for and in the name of the undersigned to vote all shares of common stock, par value $0.10 per share, of the Company outstanding in the name(s) of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company’s principal place of business at 56 Evergreen Drive in Portland, Maine on Thursday, June 13, 2019 at 3:00 p.m. local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present, hereby revoking all previous proxies. This Proxy is revocable. The undersigned reserve(s) the right to attend and vote in person.

Said proxies are directed to vote as indicated on the following proposals:

1. ELECTION OF DIRECTORS (Proposal One):

Nominees:	¡	MICHAEL F. BRIGHAM

¡	BOBBI JO BROCKMANN

¡	DAVID S. CUNNINGHAM

¡	STEVEN T. ROSGEN

¡	JONATHAN E. ROTHSCHILD

¡	DAVID S. TOMSCHE

¡	PAUL R. WAINMAN

FOR all nominees listed above ☐

WITHHOLD AUTHORITY to vote for all nominees listed above ☐

FOR ALL EXCEPT ☐

(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ˜

2. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION: To approve a nonbinding advisory resolution on the Company’s executive compensation program (Proposal Two):

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: To ratify the selection by the Audit Committee of the Board of Directors of Wipfli LLP as Independent Registered Public Accounting Firm for the year ending December 31, 2019 (Proposal Three):

FOR	AGAINST	ABSTAIN
☐	☐	☐

4. ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION: Advisory vote on whether the compensation paid to our named executive officers should be submitted to stockholders for an advisory vote every one, two or three years (Proposal Four).

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN
☐	☐	☐	☐

5. OTHER BUSINESS: To vote with discretionary authority upon any other matters which may properly come before the meeting or any adjournment thereof.

Each stockholder should specify by a mark in the appropriate box above how he, she or it wishes his, her or its shares voted. Shares will be voted as specified. IF NO SPECIFICATION IS MADE ABOVE, SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL ONE ABOVE, FOR THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION DESCRIBED IN PROPOSAL TWO ABOVE, FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM DESCRIBED IN PROPOSAL THREE ABOVE, AND “EVERY YEAR” WITH RESPECT TO THE ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION DESCRIBED IN PROPOSAL FOUR ABOVE.

Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here ☒

PLEASE CHECK HERE IF YOU ARE PLANNING TO ATTEND THE ANNUAL MEETING IN PERSON. ☐

Dated:..............................................................,2019
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Signature(s) of Stockholder(s)

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.